PEPPER HAMILTON LLP
                             3000 Two Logan Square
                          Eighteenth and Arch Streets
                         Philadelphia, PA  19103-2799
                               (215) 981-4000


Direct Dial:  (215) 981-4526

                                July 27, 1998


FILED VIA EDGAR

Filing Desk
U.S. Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

     Re:  Kiewit Mutual Fund (the "Fund")
          File Nos. 33-84762 and 811-8648
          Rule 497 Filing of Prospectus Supplement

Ladies and Gentlemen:

Pursuant to the requirements of Rule 497(e) under the Securities Act of 1933, submitted via EDGAR is one copy of the Supplement dated July 27, 1998 which will be attached to the above-referenced Fund's K Class Shares
Prospectus dated October 31, 1997.   Please direct any questions relating
to this filing to the undersigned at (215) 981-4526.  Thank you.

Very truly yours,

/s/ Michael V. Farrell

Michael V. Farrell, Esquire


MVF/klb
Attachments

cc:  Kenneth D. Gaskins, Esquire
     Mary Jane Maloney, PFPC Inc.





                            KIEWIT MUTUAL FUND

               July 27, 1998 Supplement to the K Class Shares'
                      Prospectus Dated October 31, 1997


     The following replaces and supersedes any contrary information in the Prospectus:


Management of the Fund

Portfolio Manager: Each Series of the Trust is managed exclusively by Livingston G. Douglas, Chief Investment Officer of Kiewit Investment Management Corp. ("KIM") and a chartered financial analyst.

Investment Management Agreement: A change of ownership of KIM, the Series' investment manager, occurred on March 31, 1998. KIM was previously owned by Kiewit Diversified Holdings, Inc., which owned 60% of KIM's capital stock, and Kiewit Construction Company, which owned 40% of KIM's capital stock. As part of a corporate restructuring transaction, on March 31, 1998, KIM redeemed all of the shares of its capital stock held by Kiewit Diversified Holdings, Inc., and Kiewit Construction Company became KIM's sole owner. KIM will continue to exist as a wholly-owned subsidiary of Kiewit Construction Company.

     The restructuring transaction might be deemed to have caused a change of control of KIM under the Investment Company Act of 1940 because the transaction has resulted in the loss of one of KIM's controlling shareholders, Kiewit Diversified Holdings, Inc. Such a change of control would trigger the automatic termination of KIM's investment advisory agreements with the Series. Because of the possibility of automatic termination, a Special Meeting of Shareholders was held on March 31, 1998, whereupon each Portfolio's shareholders approved a new investment advisory agreement with KIM on behalf of the respective Series. The terms of the new advisory agreements are substantially identical to those of the previous advisory agreements, and the change of ownership of KIM is not expected to have a material effect on the investment advisory services that KIM provides to the Series.


Liquidation of the Tax-Exempt Portfolio

     The Tax-Exempt Portfolio and its corresponding master fund, the Tax-Exempt Series of the Trust, were liquidated on March 31, 1998. Therefore, shares of that Portfolio are no longer offered to investors.


Change of Administrator, Underwriter, Custodian, Transfer Agent and Accounting Agent

     During the first quarter of 1998, Rodney Square Management Corporation ("Rodney Square") sold its mutual fund administration business to PFPC
Inc. ("PFPC"), an indirect, wholly-owned subsidiary of PNC Bank Corp., located at 400 Bellevue Parkway, Wilmington, DE 19809. The Fund's Board of Trustees has approved the assignment of various Fund service agreements to PFPC and its affiliates. Consequently, PFPC has replaced Rodney Square as the Fund's administrator, transfer agent, accounting agent and dividend paying agent. Additionally, PNC Bank, N.A., 1600 Market Street, Philadelphia, PA 19103, has replaced Wilmington Trust Company as the Fund's custodian. Provident Distributors, Inc., Four Falls Corporate Center, 6th Floor, West Conshohocken, PA 19428, has replaced Rodney Square Distributors, Inc. as the Fund's underwriter. PFPC, PNC Bank and
Provident Distributors each will provide substantially identical services to the Fund, on the same terms and at the same rates of compensation, as Rodney Square and its affiliates previously provided.


Change of  Mailing Address for the Purchase or Redemption of Fund Shares

     Effective April 1, 1998, the address for mailing Fund purchase or redemption instructions has changed to Kiewit Mutual Fund, c/o PFPC Inc., P.O. Box 8812, Wilmington, DE 19899-9752. The address for instructions sent by express mail has changed to Kiewit Mutual Fund, c/o PFPC Inc., 400 Bellevue Parkway, Suite 108, Wilmington, DE 19809. The Fund's telephone number will remain (800) 2KIEWIT.